                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that V.F. Corporation and the undersigned directors and officers of V.F. Corporation do hereby constitute and appoint Candace S. Cummings, Robert K. Shearer, and Mackey J. McDonald, and each of them, true and lawful attorneys-in-fact of the undersigned to execute on their behalf the Annual Report of V.F. Corporation on Form 10-K (including any amendments thereof) for the fiscal year of V.F. Corporation ended January 1, 2005, to be filed with the Securities and Exchange Commission.

     IN WITNESS WHEREOF, each of the undersigned has duly executed this Power of Attorney this 7th day of February, 2006.

ATTEST:                                 V.F. CORPORATION


/s/ Candace S. Cummings                 By: /s/ Mackey J. McDonald
-------------------------------------       ------------------------------------
Candace S. Cummings                         Mackey J. McDonald
Secretary                                   Chairman of the Board, President
                                            and Chief Executive Officer

Principal Executive Officer:                Principal Financial Officer:


/s/ Mackey J. McDonald                      /s/ Robert K. Shearer
-------------------------------------       ------------------------------------
Mackey J. McDonald                          Robert K. Shearer
Chairman of the Board, President            Senior Vice President and Chief
and Chief Executive Officer                 Financial Officer


/s/ Edward E. Crutchfield                   /s/ Robert J. Hurst
-------------------------------------       ------------------------------------
Edward E. Crutchfield, Director             Robert J. Hurst, Director


/s/ Juan Ernesto de Bedout                  /s/ W. Alan McCollough
-------------------------------------       ------------------------------------
Juan Ernesto de Bedout, Director            W. Alan McCollough, Director


/s/ Ursula F. Fairbairn                     /s/ Mackey J. McDonald
-------------------------------------       ------------------------------------
Ursula F. Fairbairn, Director               Mackey J. McDonald, Director


/s/ Barbara S. Feigin                       /s/ Clarence Otis, Jr.
-------------------------------------       ------------------------------------
Barbara S. Feigin, Director                 Clarence Otis, Jr., Director


/s/ George Fellows                          /s/ M. Rust Sharp
-------------------------------------       ------------------------------------
George Fellows, Director                    M. Rust Sharp, Director


/s/ Daniel R. Hesse                         /s/ Raymond G. Viault
-------------------------------------       ------------------------------------
Daniel R. Hesse, Director                   Raymond G. Viault, Director